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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Husker AG Processing LLC
                            ------------------------
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:
Reg. (S) 240.14a-101.

                            Husker Ag Processing, LLC
                             510 West Locust Street
                            Plainview, Nebraska 68769

                    NOTICE OF 2002 ANNUAL MEETING OF MEMBERS
                                 TO BE HELD ON
                                  JUNE 4, 2002

To the Members of Husker Ag Processing, LLC:

     Notice is hereby given that the 2002 Annual Meeting of Members (the "Annual Meeting") of Husker Ag Processing, LLC (the "Company") will be held at Plainview High School, Tartan Gymnasium, 301 West Pilcher, Plainview, Nebraska, and will commence at 10:00 a.m., local time for the following purposes:

     1. To elect five (5) Class I Directors to serve until the 2005 Annual Meeting of Members and until their successors are elected.

     2. To approve an amendment to the Company's Amended Articles of Organization to authorize the Company's Board of Directors to change the name of the Company upon the affirmative vote of a majority of the Board of Directors as the Board of Directors deems necessary or desirable.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

       The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed Form of Proxy, please call the Company at (402) 582-4446.

     The Board of Directors is not aware of any other business to come before the Annual Meeting. Only members of record at the close of business on April 23, 2002 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

     Attendance at the Annual Meeting is limited to members and their spouses and the Company requests that you please complete the enclosed self-addressed stamped Annual Meeting RSVP Card and return it to the Company as soon as possible

       All members are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed form of proxy, which is solicited by the board of directors, by fax or in the enclosed, self-addressed stamped envelope whether or not you plan to attend the Annual Meeting. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS,


                                         /s/ Gary Kuester
                                         Gary Kuester
                                         Chairman of the Board

Plainview, Nebraska
May 10, 2002

EACH MEMBER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY EITHER BY FAX OR IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A MEMBER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE MEMBERSHIP UNITS IN PERSON.

                            Husker Ag Processing, LLC
                             510 West Locust Street
                            Plainview, Nebraska 68769


                  --------------------------------------------

                                 Proxy Statement
                         2002 Annual Meeting of Members
                                  June 4, 2002

                  --------------------------------------------


                      SOLICITATION AND VOTING INFORMATION
                      -----------------------------------

     The enclosed proxy is solicited by the Board of Directors of Husker Ag Processing, LLC (the "Company") for use at the Annual Meeting of Members of the Company to be held on June 4, 2002, and at any adjournment thereof. Such meeting is to be held at the Plainview High School, Tartan Gymnasium, 301 West Pilcher, Plainview, Nebraska, and will commence at 10:00 a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from members either in person or by telephone, telegraph or letter without extra compensation.

Voting Rights and Outstanding Membership Units
----------------------------------------------

     Holders of Membership Units of the Company (the "Membership Units") of record at the close of business on April 23, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. As of that date, there were 15,318 Membership Units issued and outstanding. Each member entitled to vote will have one vote for each Membership Unit owned of record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting. This proxy statement and the enclosed form of proxy are being mailed to members on or about May 10, 2002. The 2001 annual report of the Company to its members is being mailed to members with this Proxy Statement.

     ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO HOLDERS OF MEMBERSHIP UNITS AS OF THE RECORD DATE AND THEIR SPOUSES. THE COMPANY REQUESTS THAT YOU PLEASE COMPLETE THE ENCLOSED SELF-ADDRESSED STAMPED ANNUAL MEETING RSVP CARD AND RETURN IT TO THE COMPANY AS SOON AS POSSIBLE

     The presence of a majority of the outstanding Membership Units of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for directors or withheld, affirmative and negative votes and abstentions. Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

Proxy Voting
------------

     Membership Units cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a member may authorize the voting of his, her or its Membership Units at the Annual Meeting. The Membership Units represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the member's directions.

Members are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If no choice has been specified and the enclosed proxy is properly executed and returned, the Membership Units will be voted FOR the persons nominated by the Board for election as directors and FOR the proposal regarding the amendment to the Company's Articles of Organization. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

     Execution of the enclosed proxy will not affect a member's right to attend the Annual Meeting and vote in person. Any member giving a proxy has the right to revoke it by voting at the meeting, by giving either personal or written notice of such revocation to Mr. Gary Kuester, Chairman of the Board and President of Husker Ag Processing, LLC, at the Company's offices at 510 West Locust Street, P.O. Box 10, Plainview, Nebraska 68769, or to the person designated as the Corporate Secretary, Jack G. Frahm, at the commencement of the Annual Meeting.

     Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

Attendance and Voting at the Annual Meeting
-------------------------------------------

     If you own a Membership Unit of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy. We encourage you to vote your Membership Unit in advance of the Annual Meeting date by returning the enclosed proxy, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

Solicitation
------------

     This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to members, for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

     YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

     If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed form of proxy, please call the Company at (402) 582-4446.

May 10, 2002.

                           PROPOSALS TO BE VOTED UPON
                           --------------------------

PROPOSAL 1:  Election of Directors and Voting

     The first proposal for the 2002 Annual Meeting is the election of five Class I directors to hold office until the 2005 Annual Meeting of Members or until a successor is duly elected and qualified. The following current directors have been nominated: Scott J. Carpenter, Jack G. Frahm, James Hall, O. Kelly Hodson and O. Wayne Mitchell. Detailed information on each nominee is provided in the Information About Current Directors and Nominees section.

     As indicated in the proxy, where no direction is given, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this proxy statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Members who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director.

     Your Board unanimously recommends a vote FOR the election of each Class I nominated director.

Cumulative Voting Description
-----------------------------

     Members have cumulative voting rights. Each member of record is entitled to as many votes as the total number of Membership Units held of record by such Member multiplied by the number of directors to be elected by the members. These votes may be divided among the total number of directors to be elected or distributed among any lesser number in such proportion as the member may desire.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this proxy statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. By marking the appropriate box on the form of proxy, a member may withhold authority to vote for all of the nominees listed below or, by inserting individual names in the blank space provided, may withhold the authority to vote for any one or more of such nominees. Neither Membership Units nor proxies may be voted for a greater number of persons than the number of nominees shown below.

     Votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election.

     The five nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting; provided a quorum is present.

PROPOSAL 2:  Amendment to the Articles of Organization

     The second proposal for the 2002 Annual Meeting is a proposal to amend the Company's Articles of Organization to approve an amendment to the Company's Amended Articles of Organization to authorize the Company's Board of Directors to change the name of the Company upon the affirmative vote of a majority of the Board of Directors as the Board of Directors deems necessary or desirable. The Board of Directors approved this amendment and recommends that the amendment be submitted to the members for approval at the 2002 Annual Meeting. Please refer to Page 14 of this proxy statement for a more detailed discussion of this proposal.

     The affirmative vote of a majority of Membership Units present in person or by proxy is required for the approval of this proposal. Members who neither submit a proxy nor attend the meeting, along with broker non-votes and abstentions, will not be counted as either a vote for or against this proposal. As indicated in the proxy, in the absence of instructions to the contrary, the proxies solicited by Management will be voted FOR this proposal submitted to the members by the Board of Directors.

     Your Board unanimously recommends a vote FOR this proposal.

                INFORMATION ABOUT NOMINEES AND CURRENT DIRECTORS
                ------------------------------------------------


     Five directors are to be elected at this Annual Meeting to hold office until the 2005 Annual Meeting of Members or until a successor is duly elected and qualified. The Articles of Organization of the Company provide for classification of directors into three classes, with each class serving staggered three-year terms. The Company's Second Amended and Restated Agreement, as amended (the "Operating Agreement"), provides for thirteen directors, with five Class I directors to be elected in 2002, four Class II directors to be elected in 2003 and four Class III directors to be elected in 2004.

     All of the nominees have been directors since the formation of the Company with the exception of James Hall and O. Wayne Mitchell who were appointed by the Board of Directors after the expansion of the Board from nine (9) to thirteen
(13) directors.

     The Company's original Board of Directors consisted of nine (9) members; however, on December 19, 2001, the Company amended its Operating Agreement to expand the Board of Directors to include four additional director seats for a total of thirteen (13) members on the Board of Directors. On December 19, 2001, the Board appointed James Hall to fill one of the two Class I vacancies, Dean Sapp to fill the Class II vacancy and Lee Sapp to fill the Class III vacancy. On January 8, 2002, the Board appointed O. Wayne Mitchell to fill the remaining Class I vacancy. The designation of class of director was done pursuant to a random drawing among the new Board members.

     Your Board unanimously recommends a vote FOR the election of each nominated Class I director.

     The following tables contain certain information with respect to the persons currently serving as directors including those persons nominated for election at the 2002 Annual Meeting of Members:

Class I Nominees for the Board of Directors:
-------------------------------------------

--------------------------------------------------------------------------------
     Name and Principal Occupation             Age   Year First Became    Term
                                                         Director        Expires
--------------------------------------------------------------------------------
Scott J. Carpenter
Vice President, Carpenter Farms, Inc.          39          2000           2002
Creighton, Nebraska
--------------------------------------------------------------------------------
Jack G. Frahm
Secretary and Treasurer, Frahm Farms, Inc.     52          2000           2002
Plainview, Nebraska
--------------------------------------------------------------------------------
O. Kelly Hodson
President, West-Hodson Lumber Company          47          2000           2002
Osmond, Nebraska
--------------------------------------------------------------------------------
James Hall
Vice President, CORN-er Stone Farmers Coop.    56          2001           2002
Sioux Falls, South Dakota
--------------------------------------------------------------------------------
O. Wayne Mitchell
Vice President, Technology and Business        46          2001           2002
   Development, Fagen, Inc
Willmar, Minnesota
--------------------------------------------------------------------------------

Biographical Information on Class I Nominees
--------------------------------------------

     Scott J. Carpenter is employed by Carpenter Farms, Inc., which is a family farm corporation in existence since 1991 located near Creighton, Nebraska. He is currently Vice President of Carpenter Farms, Inc. Mr. Carpenter has been involved in farming for 20 years, including grain, cattle and swine production.

         Jack G. Frahm has been Secretary and Treasurer of Frahm Farms, Inc. since incorporation in 1976. Frahm Farms, Inc. is a crop farming and cattle feeding business that has used distillers grains for several years. Frahm Farms, Inc. is located in Plainview, Nebraska and has been a Pioneer Seed representative since 1976. Mr. Frahm has served as Secretary of Husker Ag Processing, LLC since its inception.

         James Hall, of Sioux Falls, South Dakota, is currently the Vice President of CORN-er Stone Farmers Coop. Mr. Hall has been a farmer for thirty-eight years in Southeast South Dakota. Mr. Hall is also currently President of the Lincoln County Farm Bureau and the Lincoln County Soybean Association.

         O. Kelly Hodson has been President and manager of West-Hodson Lumber Company, Inc. since 1980, a retail building material sales and construction company located in Osmond, Nebraska. Mr. Hodson has been President of the Creighton, Nebraska branch of West-Hodson Lumber Company, Inc since 1999. He has also been a partner in West-Hodson Lumber Company, a partnership located in Crofton, Nebraska, since 1995.

         O. Wayne Mitchell, of Willmar, Minnesota, is currently the Vice President, Technology and Business Development for Fagen, Inc. and has worked for Fagen since June 2000. Prior to joining Fagen, he served as Process Team Leader from May 1998 to June 2000 for Reilly Industries, Inc., where he directed multidisciplinary teams engaged in chemical process research and development. From March 1998 to June 2000, Mr. Mitchell was President and owner of Solid Rock Consulting, LLC, a private company providing consulting services to the ethanol industry. Solid Rock Consulting is currently inactive. From May 1996 to May 1998, he worked as Plant Manager and Quality Assurance Manager for Micronutrients, LLC, an animal feed supplement manufacturer. From January 1993 to May 1996, he served as the Design Engineer for Broin and Associates, Inc., where he performed detailed process design and start-up of dry grind ethanol plants. From August 1991 to January 1993, he served as senior environmental project engineer for Heritage Environmental Services, Inc. where he was involved in environmental consulting and project management at major oil refineries. Prior to that, Mr. Mitchell served as an area manager for Ethyl Corporation. Mr. Mitchell also serves on the Board of Directors of Golden Triangle Energy, LLC, an ethanol plant in Craig, Missouri and Badger State Ethanol, LLC, an ethanol plant in Monroe, Wisconsin.

Class II and Class III Directors:
--------------------------------

--------------------------------------------------------------------------------------------------------------------
             Name and Principal Occupation                 Age          Year First                          Term
                                                                     Became Director         Class         Expires
--------------------------------------------------------------------------------------------------------------------
 Gary Kuester
 Owner, Kuester Hay                                         56             2000              III            2004
 Stanton, Nebraska
--------------------------------------------------------------------------------------------------------------------
 J. Alex Thramer
 Self-employed, Thramer Irrigation                          73             2000              II             2003
 Ewing, Nebraska
--------------------------------------------------------------------------------------------------------------------
 Fredrick J. Knievel
 President and Co-owner, Knievel Farms, Inc.                60             2000              III            2004
 Clearwater, Nebraska
--------------------------------------------------------------------------------------------------------------------
 Cory A. Furstenau
 Farmer                                                     24             2000              III            2004
 Tilden, Nebraska
--------------------------------------------------------------------------------------------------------------------
 Ryan W. Koinzan
 Student                                                    21             2000              II             2003
 Neligh, Nebraska
--------------------------------------------------------------------------------------------------------------------
 Mike Kinney
 Vice President, Kinney, Inc.                               44             2000              II             2003
 Elgin, Nebraska
--------------------------------------------------------------------------------------------------------------------
 Dean Sapp
 President, Sapp Bros. Trucks, Inc.                         71             2001              II             2003
 Omaha, Nebraska
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Lee Sapp
 Director, Sapp Bros. Truck Stops, Inc.      73       2001       III        2004
 Omaha, Nebraska
--------------------------------------------------------------------------------

Biographical Information on Class II and III Directors
------------------------------------------------------

Gary Kuester is the owner of Kuester Hay, a company that buys and sells alfalfa and grass hay located near Stanton, Nebraska. Kuester Hay has been in business for 21 years. Mr. Kuester has been involved in ethanol production for many years through a small ethanol production facility located on his family farm and has been licensed to produce ethanol since 1992. He is presently enlarging his farm facility to two million gallons annual production. Mr. Kuester has been Chairman of the Board of Husker Ag Processing, LLC since its inception and President of Husker Ag Processing, LLC since April 16, 2001.

     J. Alex Thramer is self-employed in the irrigation sales and services industry by Thramer Irrigation located near Ewing, Nebraska which has been in operation for over 30 years. Mr. Thramer has been Vice-Chairman of the Board of Husker Ag Processing, LLC since its inception and Vice-President of Husker Ag Processing, LLC since April 16, 2001.

     Fredrick J. Knievel is the President and co-owner of Knievel Farms, Inc. which is a farming operation located near Clearwater, Nebraska and engaged in the production of corn, soybeans, hay and cattle. Mr. Knievel has been Treasurer of Husker Ag Processing, LLC since its inception.

     Cory A. Furstenau has been self-employed as a farmer since May 1998. Prior to May 1998, Mr. Furstenau attended Northeast Community College in Norfolk, Nebraska where he majored in Agribusiness/Farm Ranch Management. Mr. Furstenau and his parents are partners in a partnership which operates their family farm located near Tilden, Nebraska. They raise corn, soybeans and alfalfa. They also operate a cow calf operation.

     Ryan W. Koinzan is currently a student at the University of Nebraska-Lincoln and he has recently completed an internship with Cargill in Argentina. Mr. Koinzan was Nebraska State Star Farmer in Ag Production in 1999. He owns his own calf herd which is located near Neligh, Nebraska and is experienced in all phases of agriculture production.

     Mike Kinney has been employed by Kinney, Inc., which is a family farm corporation located near Elgin, Nebraska since 1974. He is currently serving as Vice President of Kinney, Inc. Mr. Kinney is also a partner in Kinney Bros.

     Dean Sapp, of Omaha, Nebraska, is currently the President of Sapp Bros. Trucks, Inc., a used truck dealer and new trailer dealer in Omaha, Nebraska. Mr. Sapp also serves as a director on the Sapp Bros. Trucks, Inc. Board of Directors. He is also the founder and a current stockholder in the Sapp Bros. Truck Stops, Sapp Bros. Petroleum and several other companies. Mr. Sapp's business experience began in 1954 when he worked for a frozen food distributor out of Kansas City, Kansas. Between 1963 and 1998, Mr. Sapp owned and operated a car and truck dealership in Blair, Nebraska, which he later moved to Omaha, Nebraska.

     Lee Sapp, of Omaha, Nebraska currently serves as a director on the Sapp Bros. Truck Stops, Inc. Board of Directors. Mr. Sapp started in the food business in 1952 and in 1960, Mr. Sapp opened a Ford auto dealership. His business experience includes involvement with Sapp Bros. Truck Stops, Inc., GMC truck business and Sapp Bros. Petroleum. Mr. Sapp also has experience in the banking and insurance industries resulting from his involvement with Sapp City Bank and Lee Sapp Leasing, Inc.

         Dean Sapp and Lee Sapp are brothers.

     Board of Directors' Meetings
     ----------------------------

     The Board of Directors generally meets once or twice each month. The Board of Directors held 58 regularly scheduled meetings during the fiscal year ended December 31, 2001. Each director, except for Cory A. Furstenau, Ryan W. Koinzan and J. Alex Thramer attended at least 75% of the meetings of the Board of Directors and the committees of which he or she was a member during the fiscal year ended December 31, 2001.

Audit Committee Meetings
------------------------

         The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. O. Kelly Hodson, who serves as the chairman of the committee, Cory A. Furstenau and Dean Sapp comprise the Company's Audit Committee. The Company believes that the members of the Audit Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of The Nasdaq Stock Market. On January 22, 2002, the Board of Directors adopted an Audit Committee Charter, and the written charter of the Audit Committee is attached to this Proxy Statement as Appendix I.

Audit Committee Report
----------------------

         The following report was delivered to the Board of Directors of the Company by the Audit Committee on April 23, 2002. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001. The committee has discussed with BKD, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter from BKD, LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The committee has also considered whether the provision of services by BKD, LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q is compatible with maintaining BKD, LLP's independence.

         The aggregate fees billed by the principal independent public accountants (BKD, LLP) to the Company for the fiscal year ended December 31, 2001 are as follows:

             -------------------------------------------------------------------

             Annual Audit and Quarterly Reviews .........  $ 7,500
             All Other Fees .............................  $ 9,875
                                                           ======= /(1)/

             TOTAL FEES .................................  $17,375

             /(1)/ includes tax compliance and consulting assistance.
             -------------------------------------------------------------------

                                 Audit Committee
                                 ---------------

                                 O. Kelly Hodson
                                Cory A. Furstenau
                                    Dean Sapp

Other Committees
----------------

         There is no standing compensation committee of the Board of Directors. Pursuant to a resolution adopted at the Company's Board of Directors' meeting held March 5, 2002, the Board of Directors established a standing nominating committee to be elected from its members. The nominating committee consists of Gary Kuester, Jack G. Frahm, O. Wayne Mitchell and Lee Sapp. Allen H. Sievertsen serves as an advisory member of the nominating committee. The principal duty of the nominating committee is to recommend to the Board prior to the annual members' meetings nominees for election to the Board of Directors for whom the Company will solicit proxies. Also, in the event of a vacancy, the nominating committee shall recommend to the Board a nominee to fill such vacancy. At the Board of Directors' meeting held April 9, 2002, the nominating committee provided the Board with recommendations for the first time with respect to the directors to be elected at this 2002 Annual Meeting. While the nominating committee will consider nominees recommended by members, it has not actively solicited recommendations from the Company's members for nominees. Although the Company has established formal procedures with respect to making nominations with respect to the election of directors, as described below, there are not any formal procedures for the purpose of making recommendations to the nominating
                                            ---------------
committee.

         At the Board meeting held April 23, 2002, the Board of Directors amended the Company's Operating Agreement to establish a deadline for nominations with respect to the election of directors at the Company's annual membership meetings, commencing with the 2003 Annual Meeting. The following is the new Section 6.1(d) of the Operating Agreement which establishes the nomination procedure:

         Nominations for election to the Board of Directors may be made by the Board of Directors, the nominating committee, or by any Member entitled to vote for the election of Directors. Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the Secretary of the Company or to the chairman of the nominating committee, no earlier than the first day of the October preceding the annual meeting and no later than the last day of the March preceding the annual meeting. Or, in the event of a special meeting of Members, not later than the close of the fifteenth day following the day on which notice of the meeting is first mailed to Members. Each nomination shall contain such information about the nominee which shall be deemed appropriate, from time to time, by the nominating committee. Each nomination shall be accompanied by the written consent of each nominee to serve as a Director of the Company if so elected. At the meeting of Members, the Chairman of the Board shall declare out of order and disregard any nomination not presented in accordance with this section.

Nominations for election to the Board to be considered at the 2003 Annual Meeting must be submitted in writing to the Chairman of the Board or Corporate Secretary at the Company's principal office, 54048 Highway 20, Plainview, Nebraska 68769 no earlier than October 1, 2002 and no later than March 31, 2003.

                                   MANAGEMENT
                                   ----------

         The Company's day to day affairs are managed by Allen H. Sievertsen, Construction and General Manager, its executive officers who are appointed for a one year term, and its Board of Directors. Executive officers of the Company, and other significant employees of the Company, are listed below:


Name and Age                                                Current Position and Business History
-------------------------------------------------------------------------------------------------------------------
Gary Kuester (56) ....................................      Chairman of the Board since inception and President of
                                                            the Company since April 16, 2001.

J. Alex Thramer (73) .................................      Vice Chairman of the Board since inception and Vice
                                                            President of the Company since April 16, 2001.

Jack G. Frahm (52) ...................................      Secretary of the Company since inception.

Fredrick Knievel (60) ................................      Treasurer of the Company since inception.

Allen H. Sievertsen (53) .............................      Construction and General Manager since August 10, 2001.

     On August 10, 2001, the Company entered in a contract labor agreement with Allen H. Sievertsen who serves as the Company's construction and general manager for $7,500 per month plus reimbursement of expenses. Mr. Sievertsen's duties include handling prospective employee and investor meetings, personnel management, financial management, and construction supervision. On March 1, 2002, the Company converted Mr. Sievertsen's position to a salaried position on substantially the same terms as set forth in the contract labor agreement; and in connection with such conversion, mutually agreed to terminate the contract labor agreement.

                     COMPENSATION OF PRESIDENT AND DIRECTORS
                     ---------------------------------------

         The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President and Vice President of the Company and the Company's Construction and General Manager:

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

--------------------------------------------------------------------------------------------------------------------
                                                                                      All Other
      Name and Principal Position                         Year      Salary           Compensation
      ---------------------------                         ----      ------           ------------
      Gary Kuester, Chairman and                          2001       $0                $100/(1)/
      President
                                                          2000       $0                  $0

      J. Alex Thramer, Vice-Chairman and Vice             2001       $0                $100/(1)/
      President
                                                          2000       $0                  $0

      Allen H. Sievertsen, Construction and General
      Manager                                             2001     $32,062            $1,800/(2)/
--------------------------------------------------------------------------------------------------------------------

   /(1)/ Represents directors fees received for the single directors meeting held in December 2001 after the Company adopted its policy regarding the payment of directors fees.
   /(2)/ Represents reimbursement of expenses.


         Gary Kuester is currently serving as the Company's President and Alex J. Thramer is currently serving as its Vice President and neither has received any compensation from the Company other than directors fees. Neither Mr. Kuester nor Mr. Thramer is under any written contract to provide services to the Company. The Company reimburses its officers for expenses incurred relating to services rendered on its behalf. The current officers of the Company will continue to serve without remuneration. The Company may hire a business manager to assist in the organizational business matters and the Company intends to recruit and hire permanent employees who will be compensated on a regular basis pursuant to agreed upon salaries. The Company expects to offer typical health and other employee benefits.

     As of December 19, 2001, the Company adopted a policy pursuant to which the Company pays each director $100 per meeting as compensation for services and $.35/mile for mileage reimbursement. Based on one meeting per month, the estimated directors fees to be paid over the next 12 months would be $15,600 plus mileage reimbursement.

     The Company does not have any compensatory security option plan for its executive officers and directors. None of the directors or officers of the Company have any options, warrants or other similar rights to purchase securities of the Company.

                         OWNERSHIP OF VOTING SECURITIES
                     BY DIRECTORS AND NOMINEES AND OFFICERS
                     --------------------------------------

         The following table sets forth the Membership Unit ownership for each of the directors and nominees for director as of April 23, 2002:

                                                                                    Units
                                                                                 Beneficially      Percentage
Name and Address of Beneficial Owner                                                Owned           of Class
------------------------------------                                            -------------    ---------------
         Gary Kuester..........................................................      2                 *
         56723  835 Road
         Stanton, NE 68779

         J. Alex Thramer ......................................................     50/(1)/            *
         Box 278
         Ewing, NE 68735

         Jack G. Frahm ........................................................     90/(2)/            *
         RR 3, Box 53
         Plainview, NE 68769

         Fredrick J. Knievel ..................................................     65/(3)/            *
         RR 1, Box 196
         Clearwater, NE 68726

         Cory A. Furstenau ....................................................     24                 *
         RR 2, Box 131
         Tilden, NE 68781

         Ryan W. Koinzan.......................................................     15                 *
         411 "K" Street
         Neligh, NE 68756

         Mike Kinney...........................................................    120/(4)/            *
         Rt.2, Box 131
         Elgin, NE 68636

         Scott J. Carpenter....................................................     25                 *
         1306 Chase Ave.
         Creighton, NE 68729

         O. Kelly Hodson ......................................................    120/(5)/            *
         807 Hill Street
         P.O. Box 40
         Osmond, NE 68765

         James Hall ...........................................................    110                 *
         26941 480/th/ Ave.
         Sioux Falls, SD 57108

_____________________________
* Ownership represents less than a 1% percentage interest.
/(1)/ Includes 25 Membership Units held by him and his wife as joint tenants with respect to which Mr. Thramer may be regarded as having shared voting and dispositive power.
/(2)/ Includes 30 Membership Units held by Frahm Farms, Inc. for which Mr. Frahm has shared voting and dispositive power.
/(3)/ Includes 25 Membership Units held by him and his wife as joint tenants with respect to which Mr. Knievel may be regarded as having shared voting and dispositive power and also includes 10 Membership Units held by Mr. Knievel in a partnership with his brother with respect to which Mr. Knievel has shared voting and dispositive power.
/(4)/ Includes 10 Membership Units held by him and his wife as joint tenants with respect to which Mr. Kinney may be regarded as having shared voting and dispositive power and also includes 100 Membership Units held by Kinney, Inc. for which Mr. Kinney has shared voting and dispositive power.
/(5)/ Includes 5 Membership Units held by Mr. Hodson with his son as joint tenants with respect to which Mr. Hodson may be regarded as having shared voting and dispositive power and also includes 35 Membership Units held by SENO Partnership f/b/o the Orville Kelly Hodson IRA. Does not include 35 Membership Units held by SENO Partnership f/b/o the Luella T. Hodson IRA, Mr. Hodson's wife for which Mr. Hodson disclaims beneficial ownership.

         Lee Sapp ...............................................................    2,540/(6)/     16.58%
         1882 South 114/th/ Street
         Omaha, NE 68114

         Dean Sapp ..............................................................      500/(7)/      3.26%
         17402 Riviara
         Omaha, NE 68136

         O. Wayne Mitchell.......................................................       -0-            -0-
         2001 Country Club Drive NE
         Willmar, MN 56201

         Allen H. Sievertsen ....................................................        6/(8)/         *
         P.O. Box 603
         Plainview, NE 68769
         -----------------------------------------------------------------------------------------------------------

         The following table sets forth certain information as to the Membership Units beneficially owned by all officers and directors of the Company as a group as of April 23, 2002:

--------------------------------------------------------------------------------

                                                 Amount and Nature of
           Title of Class                        Beneficial Ownership                    Percent of Class
           --------------                        --------------------                    ----------------
          Membership Units                             3,667/(1)/                               23.94%

--------------------------------------------------------------------------------
(1) Includes 3,251 Membership Units with respect to which members of the group may be regarded as having shared voting power and/or shared investment power.

                              CERTAIN TRANSACTIONS
                              --------------------

         Conflicts of interest may arise in the future as a result of the relationships between and among its members, officers, directors and their affiliates, although its officers and directors have fiduciary duties to the Company. The Company does not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from conflicts of interest. The Company's Operating Agreement permits the Company to enter into agreements with directors, officers, members and their affiliates, provided that any such transactions are on terms no more favorable to the directors, officers, members (or their affiliates) than generally afforded to non-affiliated parties in a similar transaction.

         Except for the Company's Design-Build Contract with Fagen, Inc. (described below), which is a member of the Company, as of April 23, 2002, the Company had not entered into any such agreements with any of its directors, officers, members or their affiliates.

         O. Wayne Mitchell is an officer and employed by Fagen, Inc., which is the Company's design-build contractor.

         On November 30, 2001, Husker Ag executed its Design-Build Contract with Fagen, Inc., Granite Falls, Minnesota ("Fagen"). Under the Design-Build Contract, Fagen is acting as the Company's design-builder and constructing a 20 million gallon per year ethanol plant for a contract price of $26.9 million,

______________________________
/(6)/ Includes 2,540 Membership Units held by Sapp Bros. Investments, LLC. for which Mr. Sapp has shared voting and dispositive power.
/(7)/ Includes 500 Membership Units held by him and his wife as joint tenants with respect to which Mr. Sapp may be regarded as having shared voting and dispositive power.
/(8)/ Includes 6 Membership Units held by him and his wife as joint tenants with respect to which Mr. Sievertsen may be regarded as having shared voting and dispositive power.

subject to adjustments made in accordance with the general conditions of the contract. The Company is responsible for construction of the administration building at the ethanol plant site; office, maintenance and power equipment required at the plant; and construction of an on-site rail spur. The Company also entered into a limited license to use the technology and information in the design and construction of the ethanol plant with ICM, Inc., a Kansas corporation.

         The Company makes payments to Fagen on a progress billing basis, based upon monthly applications for payment for all work performed as of the date of the application. The Company retains 10% of the amount submitted in each payment application; but when 50% of the work has been completed ($13,450,000 aggregate payment), the Company will pay the full amount of each payment application, unless there is less than $1,345,000 total retainage. Upon substantial completion of the entire work, as defined in the Design-Build Contract, the Company will release all retained amounts, less an amount equal to the reasonable cost to complete all remaining items, and provided that Fagen has met the performance guarantee criteria set forth in the agreement, which includes a requirement that the plant operate at a rate of 20 million gallons per year of ethanol, based on a seven-day performance test. In accordance with the terms of the Design-Build Contract, the Company paid to Fagen a mobilization fee of $1 million (less a 10% retainage) on January 2, 2002, which is applied to the total contract price.

         Under the Design-Build Contract Fagen is entitled to an early completion bonus of $8,000 per day, for every day that substantial completion has been attained in advance of the scheduled substantial completion date, and the Company is entitled to liquidated damages of $8,000 per day, for each day that substantial completion extends beyond the scheduled substantial completion date. The scheduled substantial completion date is 485 calendar days after a valid owner's notice to proceed is given by the Company.

         The Company broke ground at the plant site on November 16, 2001. Husker Ag then submitted a valid notice to proceed to Fagen on December 20, 2001 and Fagen is currently in the process of constructing the ethanol plant. As of March 12, 2002, Fagen was in the process of laying the foundation for the plant's 3 large fermentation tanks and its beer well. The elapsed time from ground breaking to mechanical completion of the plant is currently expected to take approximately 14 to 16 months.

         The Company's original Board of Directors consisted of nine (9) members who were the founders of the Company and were its sole promoters. On December 19, 2001, the Company amended its operating agreement to expand the Board of Directors to include four additional director seats for a total of thirteen (13) members on the Board of Directors.

         Each of the nine (9) founding directors purchased his original two Membership Units for $125 per unit to capitalize the Company upon its organization. During the private offering which expired on January 15, 2001, the following founding directors purchased Membership Units for $500 per unit in accordance with and subject to the terms set forth in the Company's private placement memorandum:



--------------------------------------------------------------------------------
                Director                        Number of Units Purchased
--------------------------------------------------------------------------------

Scott J. Carpenter                                         10
--------------------------------------------------------------------------------
Jack G. Frahm/(1)/                                         40
--------------------------------------------------------------------------------
Cory A. Furstenau                                           4
--------------------------------------------------------------------------------
O. Kelly Hodson                                            20
--------------------------------------------------------------------------------
Mike Kinney/(2)/                                           20
--------------------------------------------------------------------------------
Frederick J. Knievel                                       10
--------------------------------------------------------------------------------
J. Alex Thramer                                            20
--------------------------------------------------------------------------------
/(1)/ Includes 30 Membership Units held by Frahm Farms, Inc.
/(2)/ Includes 10 Membership Units held by him with his wife as joint tenants.

     The founding directors did not receive any cash compensation for services as directors (i.e. directors' or meeting fees) through December 19, 2001. The Company paid $1,200 in directors fees during the fiscal year ended December 31, 2001 for the only directors' meeting held in December 2001 subsequent to the adoption of the Company's policy regarding payment of directors fees. The Board of Directors granted each of the nine founding directors an option to purchase up to eight Membership Units for $250 per Membership Unit upon completion of the private offering which expired on January 15, 2001. The director options expired on February 15, 2001. Eight of the nine founding directors exercised their options and purchased an aggregate of 64 Membership Units. The Company recognized $18,000 of compensation expenses related to the grant of the directors options.

              PROPOSAL 2: AMENDMENT TO THE ARTICLES OF ORGANIZATION
              -----------------------------------------------------

     The second proposal for the 2002 Annual Meeting is a proposal to amend the Company's Articles of Organization, as amended, to add a new Article XIV which provides as follows:

     "The Articles of Organization of the Company may be amended from time to time to change the name of the Company upon the affirmative vote of a majority of the Board of Directors."

     The Board of Directors approved this amendment at its April 23, 2002 meeting, and recommends that the amendment be submitted to the members for approval at the 2002 Annual Meeting. For the reasons described below, the Board believes that approval of the amendment is in the best interest of the Company and its members.

     On or about November 15, 2001, the Company received a letter from Ag Processing, Inc., a Nebraska company, engaged in the business of procuring, processing, marketing, and transporting grains and grain products, which raised the issue of potential consumer confusion between the Company's name "Husker Ag Processing, LLC" and the company name "Ag Processing, Inc.", which is also a federally registered service mark. Although the Board does not believe that the use of the two names will result in any consumer confusion, the Board believes that it is in the best interest of the Company and its members to provide the Board of Directors maximum flexibility in responding to this issue, and if deemed appropriate, to change the name of the Company.

     The Nebraska Limited Liability Company Act requires an amendment to the Articles of Organization of a limited liability company to change its name, and provides that the Articles of Organization may be amended to upon the affirmative vote of a majority in interest of the members, or in such other
                                                              -------------
manner as is provided in the Articles of Organization. The proposed amendment
-----------------------------------------------------
will authorize the Board to amend the Articles of Organization without incurring the expense of calling a special members' meeting. This will provide the Board of Directors maximum flexibility in its discussions with Ag Processing, Inc. in connection with the selection of an appropriate new name for the Company. The proposed amendment also provides the Board of Directors the flexibility necessary to address similar issues in the future in the event a comparable situation should arise. The authority of the Board of Directors to amend the Company's Articles of Organization is limited to the change in the name of the Company.

     The name change of the Company will not in any way affect the validity of the currently outstanding membership certificates. You will not be required to surrender or exchange any membership certificates that you currently hold. New membership certificates issued upon approved transfer of Membership Units will bear the new name.

     The affirmative vote of a majority of Membership Units present in person or by proxy is required for the approval of this proposal. Members who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against this proposal. As indicated in the proxy, in the absence of instructions to the contrary, the proxies solicited by Management will be voted FOR this proposal submitted to the members by the Board of Directors.

     Your Board unanimously recommends a vote FOR this proposal.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE
                              --------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     The Company was not registered under the Exchange Act during the fiscal year ended December 31, 2001, and thus no such reports were required to be filed during such fiscal year. The Company registered under Section 12 of the Exchange Act in accordance with the regulations and rules promulgated thereunder, effective April 30, 2002.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES
                     --------------------------------------

     The following table sets forth the names and certain information with respect to each person who, as of April 23, 2002, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Membership Units:

----------------------------------------------------------------------------------------------
                                Name and Address         Amount and Nature    Percentage of
   Title of Class             of Beneficial Owner         of Beneficial           Class
                                                             Ownership
----------------------------------------------------------------------------------------------
                      Sapp Bros. Investments, LLC
Membership Units      1882 South 114/th/ Street                2,540/(1)/         16.58%
                      Omaha, Nebraska 68114
----------------------------------------------------------------------------------------------
                      Fagen, Inc.
Membership Units      501 West Highway 212                     1,000               6.53%
                      P.O. Box 159
                      Granite Falls, Minnesota 56241
----------------------------------------------------------------------------------------------
                      CORN-er Stone Farmers Coop.
Membership Units      502 S. Walnut                            1,500               9.79%
                      P.O. Box 871
                      Luverne, Minnesota 56156
----------------------------------------------------------------------------------------------

                     ANNUAL REPORT AND FINANCIAL STATEMENTS
                     --------------------------------------

     The Company's annual report for the fiscal year ended December 31, 2001, including financial statements, accompanies the mailing of this proxy statement, but it is not deemed a part of the proxy soliciting material.

     The Company will provide without charge to each member solicited a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 2001. A written request for such report should be directed to Gary Kuester, Chairman of the Board and President, Husker Ag Processing, LLC, 510 West Locust Street, P.O. Box 10, Plainview, Nebraska 68769. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of Membership Units in the Company on April 23, 2002. Exhibits to the 10-KSB will be mailed upon similar request and payment of specified fees. The 2001 Form 10-KSB is also available through the SEC's world wide web site (www.sec.gov).

                                  AUDIT MATTERS
                                  -------------

     A representative of the firm of BKD, LLP is expected to be present at the Annual Meeting of Members. Such representative will have the opportunity to make a statement if he or she desires to do so and are expected to be available to respond to appropriate questions from members.

     Effective January 8, 2002, the Company dismissed Grant Thornton LLP ("Grant Thornton") as its independent accountants. The Company's Board of Directors recommended and approved the change in independent accountants. Grant Thornton audited the Company's financial statements for the period from inception (February 24, 2000) to December 31, 2000. Grant Thornton's report for the period ended December 31, 2000 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     Since inception, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report. Husker Ag filed a current report on Form 8-K on January 15, 2002 reporting the change in its independent accountants and provided Grant Thornton with a copy of the disclosure it made in Item 4 of the January 15, 2002 Form 8-K. Grant Thornton furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements made by the Company in Item 4 of the January 15, 2002 Form 8-K. The Company filed a copy of Grant Thornton's letter as Exhibit 16.1 the January 15, 2002 Form 8-K.

     On January 8, 2002, the Company selected BKD, LLP as its independent accountants to audit its financial statements for the fiscal year ending December 31, 2001.

                               MEMBERS' PROPOSALS
                               ------------------

     Any member proposal intended to be considered for inclusion in the proxy statement for presentation at the 2003 Annual Meeting of Members must be received by the Company no later than December 15, 2002. The proposal must be in accordance with the provisions of 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail--return receipt requested. Members who intend to present a proposal at the 2003 Annual Meeting of members without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than February 28, 2003. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS
                                  -------------

     The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the Membership Units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ Gary Kuester,
                                       Gary Kuester,
                                       Chairman of the Board

May 10, 2002

TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2002 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX (402) 582-3888 OR IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                   APPENDIX I

                             Audit Committee Charter
                                       for
                            Husker Ag Processing, LLC

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of Husker Ag Processing, LLC (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least two (2) directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence financial literacy requirements for serving on audit committees, as set forth in the applicable rules of the NASD. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer and the lead independent audit partner and the Company's internal and/or external bookkeepers.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the Company's internal and/or external bookkeepers.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

[X] Recommending to the Board the independent auditors to be retained (or nominated for member approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the members.

[X] Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

[X] Obtaining annually from the independent auditors a formal written statement describing all relation-ships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

[X] Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K or 10-KSB (or the Annual Report to Members, if distributed prior to the filing of the Form 10-K or 10-KSB).

[X] Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

[X] Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q or 10-QSB prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

[X] Overseeing internal audit activities, including discussing with management and the Company's internal and/or external bookkeepers' organization, objectivity, responsibilities, plans, results, budget and staffing.

[X] Discussing with management, the Company's internal and/or external bookkeepers and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

[X] Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its members and others.

Additional Functions Frequently Assigned to Audit Committees

1.   Reviewing the annual management letter (with the independent auditors).

2.   Reviewing and approving audit fees.

3.   Reviewing management "conflict of interest" transactions.

4. Reviewing alleged fraudulent actions or violations of law reported by internal compliance programs or, under the terms of the Private Securities Litigation Reform Act of 1995, by the independent auditors.

5.   Reviewing codes of ethics and/or codes of conduct.

6. Reviewing compliance with codes of ethics and/or codes of conduct and the procedures to monitor such compliance.

7. Reviewing the performance of the chief financial officer, chief accounting officer, and the Company's internal and/or external bookkeepers.

8.   Reviewing financial press releases.

9. Reviewing policies and procedures with respect to expense accounts of senior management.

10. Reviewing and concurring in the appointment, replacement, reassignment or dismissal of the director of internal audit. Confirming and assuring the objectivity of the Company's internal and/or external bookkeepers.

11.  Reviewing the Audit Committee Charter.

12.  Self-assessing audit committee performance.

                            HUSKER AG PROCESSING, LLC
                             510 West Locust Street
                            Plainview, Nebraska 68769


                                 REVOCABLE PROXY
                                       for
                         2002 ANNUAL MEETING OF MEMBERS
                                  JUNE 4, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HUSKER AG PROCESSING, LLC. The undersigned acknowledges receipt of the Notice of Annual Meeting of Members and the accompanying Proxy Statement, each dated May 10, 2002, and any adjournments thereof, and appoints Fredrick Knievel, Gary Kuester and Lee Sapp with full power of substitution, as the proxies of the undersigned to represent the undersigned and to vote all membership units of Husker Ag Processing, LLC which the undersigned would be entitled to vote if personally present at the Annual Meeting and any adjournments.

         This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving by giving either personal or written notice of such revocation to Mr. Gary Kuester, Chairman of the Board and President of Husker Ag Processing, LLC, at the Company's offices at 510 West Locust Street, P.O. Box 10, Plainview, Nebraska 68769, or to the person designated as the Corporate Secretary, Jack G. Frahm, at the commencement of the Annual Meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND FOR THE PROPOSAL TO AMEND THE ARTICLES OF ORGANIZATION.

     NOTE: The proxies reserve the right to cumulate the votes cast by proxy in the director election and distribute them among the director nominees in their discretion. The proxies of the undersigned may vote according to their discretion on any other matter that may properly be brought before the Annual Meeting or any adjournment thereof.

         You may elect to fax this proxy to Husker Ag Processing, LLC. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it back, there is no need to mail the original.

      PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY BEFORE MAY 31, 2002 TO
                            HUSKER AG PROCESSING, LLC

                      BY FAXING THE PROXY TO (402) 582-3888
                                       or
                            MAILING THE PROXY IN THE
                    ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE

                                                        Dated this ______day of _________________________, 2002

         REVOCABLE PROXY
              for                                       _______________________________________________________
  2002 ANNUAL MEETING OF MEMBERS                        Signature
         JUNE 4, 2002

-------------------------------------------------       _______________________________________________________
Please sign exactly as name appears on                  Printed Name
your membership certificate. When
signing as attorney, personal
representative, trustee, or guardian,                   _______________________________________________________
please give full title. All joint owners                Signature if held jointly/Signature of Co-Trustees
and trustees must sign. If the signer is
a corporation or other entity, please
sign in full the corporation or other                   _______________________________________________________
entity name, by duly authorized                         Printed Name
officer/representative.

-------------------------------------------------       _______________________________________________________
                                                        Signature if held jointly/Signature of Co-Trustees


                                                        _______________________________________________________
                                                        Printed Name

--------------------------------------------------------------------------------
                    [X] Please mark vote as in this example.

PROPOSAL 1: Election of Directors

     [_] FOR all of the Class I nominees listed below (except as indicated) to serve a three year term

         Scott J. Carpenter        Jack G. Frahm               James Hall
         O. Kelly Hodson           O. Wayne Mitchell

     [_] WITHHOLD AUTHORITY to vote for ALL nominees listed above

     [_] WITHHOLD AUTHORITY to vote for the individual nominees listed above

       ------------------------------------------------------------------
     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS I
                                              ---
     NOMINATED DIRECTOR.
                   ------------------------------------------

PROPOSAL 2: Amendment to the Articles of Organization

Approve the amendment to the Company's Articles of Organization to authorize amendments to the Articles of Organization to change the name of the Company upon the affirmative vote of a majority of the Board of Directors

          [_]      FOR            [_]    AGAINST          [_]    ABSTAIN

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL
                                              ---
--------------------------------------------------------------------------------